Exhibit 99.1

PUMA GLOBAL TRUST NO. 2 QUARTERLY SERVICING REPORT
IN RESPECT OF THE QUARTERLY PERIOD FROM 25 JUNE 2004 TO 26 SEPTEMBER 2004

NOTE INFORMATION

	Class A Notes		A$ Class B Notes
Original Principal Balance of each class of Note at the time of their issue	US$	1,000,000,000	A$	63,000,000
Principal Balance of each class of Note at the end of the immediately preceding Quarterly Payment Date	US$	474,615,000	A$	63,000,000
Amount to be applied towards payment of principal on each class of Note on this Quarterly Payment Date	US$	53,616,300	A$	0
Principal Balance of each class of Note after payments referred to above have been applied	US$	420,998,700	A$	63,000,000
Note Factor at the end of the Quarterly Payment Date		0.420998700		1.000000000
Amount to be applied towards payment of interest on each class of Note on this Quarterly Payment Date	US$	2,143,941	A$	971,322
LIBOR / BBSW in respect of this quarterly period		1.57000%		5.4767%
Rate of interest payable on each class of Note in respect of this quarterly period		1.73000%		5.9867%

SUBORDINATION LEVELS
Moody’s indicative required subordination level at time of issue		3.00%
Standard & Poor’s indicative required subordination level at time of issue		1.85%
Fitch indicative required subordination level at time of issue		2.60%
Initial Subordination Level provided on the Closing Date		3.50%
Actual Subordination Level on this Quarterly Payment Date		7.92%

A$ REDRAW NOTES AND A$ SUBORDINATED NOTES
As at 17 September 2004 no A$ Redraw Notes or A$ Subordinated Notes have been issued REDRAW FACILITY
Redraw Facility Limit as at 17 September 2004	A$	4,500,000
Redraw Facility Principal at the commencement of this Quarterly Payment Date	A$	250,000
Redraw Facility Principal at the end of this Quarterly Payment Date	A$	250,000
Redraw Facility Principal repaid during the quarterly period	A$	0
Aggregate Subordinate Funded Further Advance Amounts in relation to the Quarterly Payment Date	A$	1,706
Interest paid on Redraw Facility Principal during the quarterly period	A$	3,442

PRINCIPAL CASH BALANCE IN AUD
Principal Cash Balance at the commencement of this Quarterly Payment Date	A$	4,442,090
Principal Cash Balance at the end of this Quarterly Payment Date	A$	3,975,860

INCOME RESERVE IN AUD
Income Reserve at the commencement of this Quarterly Payment Date	A$	0
Income Reserve at the end of this Quarterly Payment Date	A$	0

COLLECTION INFORMATION IN AUD
Collections (1) held by the Trustee in relation to this Quarterly Payment Date	A$	113,290,590
Less : Principal Cash Balance at the end of the Quarterly Payment Date	A$	3,975,860
Less : Income Reserve at the end of the Quarterly Payment Date	A$	0

Collections (other than Principal Cash Balance and Income Reserve) at the end of the Quarterly Payment Date	A$	109,314,730
Less : Collections to be applied towards repayment of Redraw Facility Principal on the Quarterly Payment Date	A$	0
Less : Collections to be applied towards payment of Expenses of the Trust in respect of this quarterly period	A$	16,068,929

Collections to be applied towards repayment of US$ Notes on the Quarterly Payment Date	A$	93,245,800

Principal Collections (net of redraws) in relation to this Quarterly Payment Date	A$	93,245,800
Less : Principal Collections applied or retained by the Trust to be applied towards the acquisition of substitute housing loans	A$	0
Less : Principal Collections to be applied towards repayment of Redraw Facility Principal on the Quarterly Payment Date	A$	0

Principal Collections to be applied towards repayment of US$ Notes on the Quarterly Payment Date	A$	93,245,800

US$ Equivalent of Principal Collections to be applied towards repayment of US$ Notes on the Quarterly Payment Date	US$	53,616,300

(1) The Collections figure shown is net of amounts applied or to be applied towards the acquisition of substitute housing loans and the funding of Redraws

PUMA GLOBAL TRUST NO. 2 QUARTERLY SERVICING REPORT IN RESPECT OF
THE QUARTERLY PERIOD FROM 25 JUNE 2004 TO 26 SEPTEMBER 2004 (continued)

HOUSING LOAN POOL INFORMATION IN AUD

		Number of	Maximum Current		Minimum Current
	Number of	Housing Loan	Housing Loan		Housing Loan
	Housing Loans	Accounts	Balance		Balance
Amount as at the close of business on the seventh business day prior to this Quarterly Payment Date	4,742	5,790	A$	862,892	A$	0

	Weighted Average	Weighted Average	Maximum	Total Valuation
	Original	Current	Original	of the
	Loan-to-Value	Loan-to-Value	Loan-to-Value	Security
	Ratio	Ratio	Ratio	Properties
Amount as at the close of business on the seventh business day prior to this Quarterly Payment Date	74.89%	68.11%	95.00%	A$	1,364,004,167

	Outstanding		Outstanding Balance		Outstanding Balance		Average Current
	Balance of		of Fixed Rate		of Variable Rate		Housing
	Housing Loans		Housing Loans		Housing Loans		Loan Balance
Amount as at the close of business on the seventh business day prior to this Quarterly Payment Date	A$	791,195,731	A$	70,610,080	A$	720,585,651	A$	166,849

	Maximum	Weighted Average	Weighted	Stated
	Remaining Term	Remaining Term	Average	Income
	To Maturity	to Maturity	Seasoning	Proportion
Amount as at the close of business on the seventh business day prior to this Quarterly Payment Date	340 months	320 months	39 months	8.83%

FURTHER ADVANCE INFORMATION IN AUD

Aggregate amount of Further Advances (not being subordinated further advances) made during the period	A$	0

DELINQUENCY INFORMATION

As at the opening of business on September 1, 2004.

			Outstanding		Percentage
			Balance of the		of Pool by
			Applicable		Outstanding
	Number of	Percentage of	Delinquent		Balance of
	Housing Loans	Pool by number	Housing Loans		Housing Loans
30 - 59 days	13	0.22%	A$	2,655,670	0.34%
60 - 89 days	3	0.05%	A$	455,816	0.06%
90 - 119 days	2	0.03%	A$	167,735	0.02%
Greater than 120 days	3	0.05%	A$	693,096	0.09%

Total Arrears	21	0.35%	A$	3,972,318	0.51%

MORTGAGE INSURANCE CLAIMS INFORMATION

     Details provided are in respect of the period since the Closing Date to the opening of business on September 1, 2004.

Amount of mortgage insurance claims made:	A$	230,721
Amount of mortgage insurance claims paid:	A$	230,721
Amount of mortgage insurance claims pending:	A$	0
Amount of mortgage insurance claims denied:	A$	0